Exhibit 10.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 (this “Amendment” or this “Amendment No. 2 to Credit Agreement”) is dated as of August 18, 2014, and amends that certain Credit Agreement, dated as of March 3, 2011 and amended as of June 27, 2012 (as so amended and in effect from time to time, the “Credit Agreement”), among Ross Stores, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (“Administrative Agent”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to (i) terminate the Guaranty dated as of March 3, 2011 (the “Guaranty”) made by Ross Dress For Less, Inc. and Ross Procurement, Inc. for the benefit of the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer, and (ii) amend the Credit Agreement to delete the requirement that the Borrower cause its “Significant Subsidiaries” (as defined therein) to become Guarantors;

WHEREAS, the Administrative Agent and each of the Lenders that are party hereto are willing to agree to terminate the Guaranty and agree to the amendments contained herein on the terms and conditions contained herein; and

WHEREAS, the undersigned Lenders constitute each Lender under (and as defined in) the Credit Agreement, which are the Lenders required under Section 10.01(g) of the Credit Agreement for the amendments contemplated by this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given in the Credit Agreement.

2.Termination and Release of Guaranty. The Guaranty is hereby terminated, and the Guarantors thereunder are hereby released from all obligations under the Guaranty.

3.Amendments to Definitions. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)	A new definition of “Amendment No. 2 to the Credit Agreement” is hereby inserted into Section 1.01 in the appropriate place alphabetically therein, which shall read as follows:

“”Amendment No. 2 to the Credit Agreement” means that certain Amendment No. 2 to Credit Agreement, dated as of August 18, 2014, among the Borrower, the Lenders and the Administrative Agent.”

(b)	The definition of “Change of Control” is hereby amended to delete clause (c) therefrom and substitute the words “intentionally omitted” in lieu thereof;

(c)	the definitions of “Guarantors” and “Guaranty” are hereby deleted and Exhibit F to the Credit Agreement is hereby deleted;

(d)	the definition of “Loan Parties” is hereby amended and restated in its entirety as follows:

Exhibit 10.3

““Loan Parties” means, collectively, the Borrower and any Subsidiary, if any, that becomes a party to this Agreement from time to time.”

(e)
the definition of “Qualified Investments” is hereby amended and restated to (i) delete clause (b) therefrom and substitute the words “intentionally omitted” in lieu thereof and (ii) amend and restate clause (a) in its entirety as follows:

“(a)     Investments in wholly-owned Subsidiaries;”

4.Additional Guarantors. Section 6.13 of the Credit Agreement is hereby deleted in its entirety and the words “Intentionally Omitted” are substituted in lieu thereof.

5.Indebtedness of Subsidiaries. Section 7.01(c) of the Credit Agreement is hereby amended and restated as set forth below:

“(c)    Indebtedness of the Borrower and Subsidiaries of the Borrower, provided, however, that no Subsidiary shall create, incur, assume or suffer to exist any liability for Indebtedness except Indebtedness which, when aggregated with all Indebtedness of all Subsidiaries of the Borrower (but not including, for purposes of this calculation, Indebtedness of a Subsidiary owing to the Borrower or another Subsidiary of the Borrower), does not exceed 20% of the Consolidated Tangible Net Worth of the Borrower and its Subsidiaries; and also provided that the material terms of all Indebtedness permitted under this paragraph are no more restrictive with respect to covenants and events of default or other material provisions than the terms and conditions set forth herein and in the other Loan Documents, and provided further that, at the time any such Indebtedness is incurred, and after giving effect thereto, no Default or Event of Default exists (it being agreed that upon the incurrence of any such Indebtedness in excess of $50,000,000 in one or a series of transactions, the Borrower will furnish to the Administrative Agent a compliance certificate demonstrating compliance with this Section 7.01 and Section 7.04 after giving effect to such Indebtedness);”

6.Restricted Payments. Section 7.05(a) of the Credit Agreement is hereby amended and restated as set forth below:

“(a) dividends or distributions (i) by the Borrower’s Subsidiaries to the Borrower or (ii) by a wholly-owned Subsidiary to another wholly-owned Subsidiary,”

7.Events of Default. Section 8.01(m) of the Credit Agreement is hereby amended and restated in its entirety as set forth below:
“(m)    Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason (other than (i) as expressly permitted hereunder or thereunder or (ii) satisfaction in full of all Obligations, and termination of all commitments to lend, arising under the Loan Documents in accordance with their terms), ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document (other than the termination of the Guaranty made by the parties pursuant to Amendment No. 2 to the Credit Agreement); or”

8.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that:

Exhibit 10.3

(a)        there is no event which is, or with notice or lapse of time or both would be, a Default or Event of Default under the Credit Agreement;
(b)        the representations and warranties in the Credit Agreement are true as of the date of this Amendment as if made on the date of this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 8(b), the representations and warranties contained in Section 5.07 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.02 of the Credit Agreement;
(c)        this Amendment does not conflict with any law, agreement, or obligation by which any Loan Party is bound;
(d)         the Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;
(e)        this Amendment has been duly executed by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, and
(f)        the execution, delivery and performance of this Amendment do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party other than the SEC.
9.        Conditions Precedent. This Amendment will be effective as of the date first set forth above, assuming that the Administrative Agent shall have received (a) counterparts of this Amendment, duly executed on behalf of each of the Borrower, the Administrative Agent and each of the Lenders, and (b) copies of the Borrower’s internal authorization of the execution, delivery and performance by the Borrower of this Amendment.
10.    Ratification, etc. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents, and the Obligations are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.
11.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
12.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. The existence of this Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

Exhibit 10.3

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Credit Agreement to be executed by their duly authorized officers as of the day and year first above written.

The Borrower:

ROSS STORES, INC.

By:     /s/ Michael Hartshorn
Name:    Michael Hartshorn
Title:    SVP, Chief Financial Officer

The Administrative Agent:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Don B. Pinzon
Name:     Don B. Pinzon
Title:    Vice President

Exhibit 10.3

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:     /s/ Jaime Eng Mariano
Name:    Jaime Eng Mariano
Title:     Vice President

Exhibit 10.3

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:     /s/ Sid Khanolkar
Name:    Sid Khanolkar
Title:     Director

Exhibit 10.3

JPMORGAN CHASE BANK, N.A.

By:     /s/ Alex Rogin
Name:    Alex Rogin
Title:    Vice President

Exhibit 10.3

MUFG Union Bank, N.A., formerly known as Union Bank, N.A.

By:     /s/ Katherine Cunningham
Name:    Katherine Cunningham
Title:     Vice President

Exhibit 10.3

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Joyce P. Dorsett
Name:    Joyce P. Dorsett
Title:    Vice President
BANK OF THE WEST

Exhibit 10.3

By:     /s/ Brian S. O’Melveny
Name:    Brian S. O’Melveny
Title:     SRM III
First Hawaiian Bank

Exhibit 10.3

By:     /s/ Susan Takeda
Name:     Susan Takeda
Title:    Vice President

Exhibit 10.3

SUNTRUST BANK

By:     /s/ Toby Stoops
Name:    Toby Stoops
Title:    Vice President

Exhibit 10.3

FIFTH THIRD BANK

By:     /s/ Gary S. Losey
Name:     Gary S. Losey
Title:    VP - Corporate Banking

Exhibit 10.3

THE BANK OF NEW YORK MELLON

By:     /s/ William M. Feathers
Name:     William M. Feathers
Title:    Vice President